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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/X/  Preliminary Proxy Statement           / / Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            HEADSTRONG GROUP, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               -PRELIMINARY DRAFT-

                             HEADSTRONG GROUP, INC.
                           EAST BRUNSWICK, NEW JERSEY

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 25, 1996



To the Stockholders of Headstrong Group, Inc.:

You are hereby notified that there will be a special meeting of stockholders (the "Meeting") of Headstrong Group, Inc. (the "Company") which will be held at 5 Lexington Avenue, East Brunswick, New Jersey 08816, on Friday, October 25, 1996 at 1:00 p.m. local time.

                  To consider and vote upon an increase in the number of shares of the Company's authorized Class A Common Stock from 20,000,000 shares, par value $.0001 per share to 40,000,000 shares, par value $.0001 per share;

    The Board of Directors has fixed the close of business on September 9, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. Accordingly, only stockholders of record on such date will be entitled to vote by attending in person or by Proxy. A list of such stockholders will be made available for examination at the offices of the Company, at least ten (10) days prior to the Meeting.

    Your attention is directed to the accompanying Proxy Statement for further information regarding the proposal to be considered.

          WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES AND A QUORUM AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY PROVIDING WRITTEN NOTICE TO THE COMPANY BEFORE THE MEETING OR BY ATTENDING THE MEETING AND VOTING.

                                       By Order of the Board of Directors


                                       Thomas V. Malik, Jr., Secretary


East Brunswick, New Jersey, September 23, 1996
PLEASE MAIL YOUR PROXY PROMPTLY.

                               -PRELIMINARY DRAFT-

                                 PROXY STATEMENT

                      1996 SPECIAL MEETING OF STOCKHOLDERS
                                       OF
                             HEADSTRONG GROUP, INC.

                         TO BE HELD OCTOBER 25, 1996

                      SOLICITATION AND REVOCATION OF PROXY


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Headstrong Group, Inc. (the "Company") of proxies to be voted at the special meeting of stockholders (the "Meeting") to be held at 5 Lexington Avenue, East Brunswick, New Jersey 08816, on Friday, October 25, 1996, at 1:00 p.m. local time, or at any adjournment thereof for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

         The approximate date of the mailing of this Proxy Statement and accompanying proxy is September 23, 1996. A stockholder who submits a proxy on the accompanying form has the power to revoke it by written notice of revocation received by the Secretary at the Company at any time before the Meeting. Although a stockholder may have turned in a proxy prior to the Meeting, such a stockholder may, nevertheless, attend the meeting, revoke his proxy and vote in person. All properly executed proxies will be voted as specified in the proxy. Unless authority to vote is withheld or a contrary choice is specified, proxies will be voted in favor of the proposals set forth in the accompanying Notice of Special Meeting of Stockholders.

         A proxy for use in connection with the Meeting is enclosed. Stockholders who execute proxies retain the right to revoke them before they are voted. A proxy may be revoked by submission of a later dated proxy, by submission of a written statement signed by the stockholder whose proxy is being revoked or by voting in person at the Meeting. If mailed, the later dated proxy or the written revocation must be received by the Company at its corporate offices at or prior to the Meeting. A proxy, when executed and not so revoked, will be voted as specified by the stockholder.

         If because of a disability you will need auxiliary aids or services to attend the Meeting, please contact the Secretary of the Company prior to the Meeting.

         Officers and employees of the Company may, by letter, telephone, or in person, request the return of proxies. The cost of this solicitation will be paid by the Company. The Company will reimburse brokerage houses, custodians, nominees, and others for reasonable expenses in connection with this solicitation.

                                VOTING PROCEDURES

         The Company has 14,038,063 shares of the Company's Class A voting common stock (the "Common Stock") outstanding and entitled to vote as of the record date, September 9, 1996. Stockholders of the Common Stock of record, at the close of business on that date, will be the only persons to receive notice of, and to be entitled to vote, at the Meeting or any adjournment of the Meeting. Holders of Common Stock are entitled to one vote per share on all matters to be brought before the Meeting. For purposes of counting votes, abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any proposal by the stockholders. If a broker or nominee indicates that it does not have discretionary authority to vote on a proposal as to certain shares, those shares will be counted for general quorum purposes but will not be considered as present and entitled to vote with respect to such proposals.

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Business at the Meeting will be conducted in accordance with the procedures determined by the Chairman of the Meeting and will be limited to matters properly brought before the Meeting pursuant to the procedures prescribed in the Company's By-Laws.


PROPOSAL

                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                      TO INCREASE AUTHORIZED CAPITAL STOCK


         On September 9, 1996, the Board of Directors unanimously approved and recommended that the Company's stockholders consider and approve an amendment to
Article 4 of the Company's Certificate of Incorporation (the "Charter") that would increase the number of authorized shares of the Company's Common Stock from 20,000,000 shares to 40,000,000 shares.

         At September 9, 1996 the Company had approximately 14,038,063 shares of Common Stock issued and outstanding. In addition, as of the close of business on September 9, 1996, 554,169 shares of Common Stock were reserved for issuance upon conversion of outstanding warrant agreements and upon the exercise of certain conversion rights available to holders of the Company's Series A Preferred Stock. Accordingly, on September 9, there was an aggregate of approximately 5,407,768 authorized shares of Common Stock unissued, unreserved for issuance and otherwise available for issue by the Company.

         The proposed increase in the authorized Common Stock has been recommended by the Board of Directors to assure that an adequate supply of authorized, unissued shares is available for general corporate needs and to provide the Board the necessary flexibility to issue Common Stock in connection with acquisitions, merger transactions or financings without the expense and delay incidental to obtaining stockholder approval of any amendment to the Charter at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any

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stock exchange on which the Company's securities may then be listed. The additional authorized shares of Common Stock may be used for such purposes as raising additional capital or the financing of an acquisition or business combination. While the Company currently has no plans or arrangements related to the issuance of any of its currently available authorized but unissued Common Stock or any of the additional shares of Common Stock proposed to be authorized by the amendment to the Charter, it does anticipate continuous capital requirements through the middle of 1997 which may be met by the further sale of the Company's securities. Such shares would, however, be available for issuance without further action by the stockholders, unless required by applicable law. The Common Stock is traded on the over-the-counter "bulletin board" system which does not impose stockholder approval requirements for an increase in the number of outstanding shares of the Common Stock.

         The additional shares of Common Stock for which authorization is sought would be identical to the shares of the Common Stock of the Company now authorized. Holders of Common Stock do not have preemptive rights to subscribe for additional securities which may be issued by the Company. The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on the earning per share and on the equity and voting power of existing holders of Common Stock and may adversely affect the market price of the Common Stock.

         Although the Board of Directors has no present intention of issuing additional shares for such purposes, the proposed increase in the number of authorized shares of Common Stock could enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. Such additional shares could be issued by the Board in a public or private sale, merger or similar transaction, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of the Company. The increase in the authorized shares of Common Stock has not, however, been proposed for an anti-takeover-related purpose and the Board of Directors and Management has no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock.

         The Charter does not provide for cumulative voting. As a result, in order to be ensured of representation on the Board, a stockholder must control the votes of a majority of the shares present and voting at a stockholder's meeting at which a quorum is present. The lack of cumulative voting requires an entity seeking a takeover to acquire a substantially greater number of shares to ensure representation on the Board than would otherwise be necessary were cumulative voting available.

         The Proposal is not part of any plan by the Management to adopt a series of amendments to its Charter or By-Laws so as to render the takeover of the Company more difficult. Moreover, the Company is not submitting this Proposal to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek Board representation.

         The Company believes that the proposed amendment to Article 4 of the Charter will provide several long-term advantages to the Company and its stockholders. The passage of the Proposal might enable the Company to pursue acquisitions or enter into transactions which Management believes provide the potential for growth and profit. If additional authorized shares are available,

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transactions dependent upon the issuance of additional shares will be less likely to be undermined by delays and uncertainties occasioned by the need to obtain stockholder authorization prior to consummation of such transactions. The ability to issue shares, as deemed in the Company's best interests by the Board, will also permit the Company to avoid the expenses which are incurred in holding certain stockholders meetings.

         If the Proposal is adopted, the Charter will be amended to delete paragraph 4.01 of Article 4 in its entirety and replace same with the following:

         "4.01 The total number of shares of common stock which the Corporation shall have the authority to issue is 45,000,000 of which 40,000,000 shares are designated as Class A common stock, par value $.0001 per share; 5,000,000 shares are designated as Class B common stock, par value $.0001 per share, which such shares are identical to the shares of Class A common stock except that the shares of Class B common stock are not entitled to vote except as otherwise required by law ."

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock is required to approve this Proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends that the stockholders vote FOR the proposed increase in the authorized capital stock of the Company.


                                  OTHER MATTERS

         Management is not aware of any other matters that may come before the meeting. However, if additional matters come before the meeting, proxies will be voted at the discretion of the proxy holders.



                                               /s/ Thomas V. Malik, Jr.
                                               -------------------------------
                                               Thomas V. Malik, Jr., Secretary


East Brunswick, New Jersey
September 23, 1996

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                               -PRELIMINARY DRAFT-

                             HEADSTRONG GROUP, INC.
                               5 Lexington Avenue
                        East Brunswick, New Jersey 08816

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints THOMAS V. MALIK, JR. as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated below, all the Class A Common Stock of HEADSTRONG GROUP, INC. (the "Company") held of record by the undersigned on September 9, 1996 at the Special Meeting of Stockholders to be held on October 25, 1996 or any adjournment or adjournments thereof.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposal 1 and in favor of any proposal to adjourn the meeting in order to allow the Company additional time to obtain sufficient Proxies with regard thereto.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1

1. Proposal to approve an amendment to Article 4 of the Company's Certification of Incorporation to increase the number of Class A Common Stock authorized to be issued thereunder from 20,000,000 to 40,000,000.

                 / / FOR              / / AGAINST           / / ABSTAIN

                  (continued and to be signed on reverse side)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                        DATED:_________________, 1995
                                        Please sign exactly as name appears
                                        below. When shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name by the
                                        President or other authorized officer.
                                        If a partnership, please sign in full
                                        partnership name by general partner or
                                        other authorized person. If a limited
                                        liability company, please sign in full
                                        limited liability company name by
                                        manager or other authorized person.


                                        ----------------------------------------
                                                       Signature

                                        ----------------------------------------
                                               Signature, if held jointly

                                        ----------------------------------------
                                                     Print Name(s)


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE